                                                                    EXHIBIT 99.1

                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                         MONTHLY REPORTING REQUIREMENTS

ALL CHAPTER 11 DEBTORS MUST SERVE THE U.S. TRUSTEE WITH THE DOCUMENTS AND REPORTS IDENTIFIED BELOW NO LATER THAN THE 15TH OF THE MONTH FOLLOWING THE END OF THE MONTH COVERED BY THE REPORT.


DEBTOR NAME:                 EDISON BROTHERS STORES, INC. ET AL.

CASE NUMBER:                 99-529 (MFW) THROUGH 99-536 (MFW)

              FOR THE MONTH OF AUGUST 1999 (FISCAL MONTH ENDING AUGUST 28, 1999)




----------------------------------------------------------------------------------------------------------------------------

                                                            DOCUMENT                PREVIOUSLY                EXPLANATION
              REQUIRED DOCUMENTS                            ATTACHED                SUBMITTED                   ATTACHED

----------------------------------------------------------------------------------------------------------------------------

1.       INCOME STATEMENT.                                  ( X )                    ( )                        ( )

2.       BALANCE SHEET.                                     ( X )                    ( )                        ( )

3.       STATEMENT OF CASH RECEIPTS                         ( X )                    ( )                       ( X )
         AND DISBURSEMENTS.

4.       STATEMENT OF AGED RECEIVABLES.                      ( )                     ( )                       ( X )

5.       STATEMENT OF AGED PAYABLES.                        ( X )                    ( )                       ( X )

6.       STATEMENT OF OPERATIONS, TAXES,                     ( )                     ( )                       ( X )
         INSURANCE AND PERSONNEL.

7.       TAX RECEIPTS.                                       ( )                     ( )                       ( X )

8.       OTHER DOCUMENTS/REPORTS AS                         ( X )                    ( )                        ( )
         REQUIRED BY THE U.S. TRUSTEE:
         Summary of Cash Disbursements by Category
         -----------------------------------------
         Taxes Payable Rollfoward
         -----------------------------------------

THE UNDERSIGNED INDIVIDUAL CERTIFIES UNDER PENALTY OF PERJURY (28 U.S.C.
SECTION 1746) THAT TO THE BEST OF THE INDIVIDUAL'S KNOWLEDGE, THE DOCUMENTS APPENDED ARE TRUE AND CORRECT.


BY: /S/ Judith Abrams                                     DATED:           9/28         , 1999
   --------------------------------------------------             -------------------------
   Judith M. Abrams
   Vice President, Controller
   --------------------------------------------------
   TITLE OF DEBTOR REPRESENTATIVE

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)

                    EXPLANATION TO MONTHLY OPERATING REPORT

The Debtors and the United States Trustee have agreed to the following modifications to the Debtors' Monthly Operating Report:


STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS:

The Debtor utilizes numerous bank accounts for its store deposits and uses a centralized cash management account for the majority of its disbursements. To provide the detail of each of these accounts and all of the disbursements would cause an undue burden on the Debtor and generate a voluminous amount of paper to be distributed on a monthly basis. In lieu of submitting the Statement of Cash Receipts and Disbursements, the Debtor is submitting a rollforward of its major bank accounts that would include the amounts received through all of its bank accounts. In lieu of providing the detail of all disbursements for a month, the Debtor is submitting a Summary of Cash Disbursements by Category.

STATEMENT OF AGED RECEIVABLES

This Statement will not be submitted, as the Debtor does not generate a significant amount of receivables through its operations. The Debtor's sales occur primarily through cash and credit card transactions and as such this statement is not applicable to its business and would not provide relevant information to the users of the Monthly Report.

STATEMENT OF AGED PAYABLES

This statement requires the Debtor to provide detail on all accounts payable over 30 days past due. This requirement would cause an undue burden on the Debtor. The Debtor is unable to generate a detailed report for items only over 30 days past due and to generate a report for all of its accounts payable would result in a voluminous amount of paper to be generated and distributed on a monthly basis. In lieu of providing this level of detail for this Statement, the Debtor is submitting a summary of its monthly accounts payable aging.

STATEMENT OF OPERATIONS, TAXES, INSURANCE AND PERSONNEL AND STATEMENT OF TAX RECEIPTS

These two reporting requirements are combined into a rollforward of tax accounts.

OTHER

The Debtor maintains its books and records on a fiscal month basis and is reporting on that basis rather than on a calendar month basis.

                      EDISON BROTHERS STORES, INC., ET AL.
                   CASE NO. 99-529 (MFW) THROUGH 99-536 (MFW)


                    EXPLANATION TO MONTHLY OPERATING REPORT


Through the Debtor's ordinary course of business, it prepares its financial reporting on a consolidated basis which includes debtor and non-debtor affiliates. As the Debtor's case is being jointly administered with its subsidiaries (as identified below), it is filing one consolidated Monthly Report for the jointly administered cases:

Edison Brothers Apparel Stores, Inc. (Case No. 99-530 (MFW))
Edison Paymaster, Inc.  (Case No. 99-531 (MFW))
Edbro Missouri Realty Co. Inc. (Case No. 99-532 (MFW))
Edison Indiana LLC  (Case No. 99-533 MFW))
Edison Puerto Rico Stores, Inc.  (Case No. 99-534 MFW))
Tofac of Puerto Rico, Inc.  (Case No. 99-535 MFW))
Edison Brothers Stores International  (Case No. 99-536 (MFW))

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(DOLLARS IN MILLIONS)


ASSETS                                                                  August 28, 1999           March 8, 1999
----------------------------------------------------------             -----------------         ---------------

CURRENT ASSETS
      Cash and cash equivalents                                        $            59.3         $          13.0
      Merchandise inventories                                                        0.0                   155.7
      Prepaid expenses                                                               0.0                     2.8
      Other current assets                                                           7.5                     4.7
----------------------------------------------------------             -----------------         ---------------
                 TOTAL CURRENT ASSETS                                               66.8                   176.2
Assets Held for Senior-Note Interest Escrow                                          2.6                     8.2
Property and Equipment, net                                                          9.5                   109.4
Intangible Assets, net                                                               0.0                     1.8
Reorganization Value in Excess of Identifiable Assets, net                           0.0                    25.2
Prepaid Pension Expense                                                             17.0                    18.1
Other Assets                                                                         1.7                     4.2
----------------------------------------------------------             -----------------         ---------------
                     TOTAL ASSETS                                      $            97.6         $         343.1
==========================================================             =================         ===============
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
      Short-term borrowings                                            $              -          $          51.1
      Accounts payable                                                               1.6                    48.2
      Payroll and vacations                                                          0.9                     6.9
      Other taxes                                                                    0.7                    13.0
      Other current liabilities                                                     11.8                    22.8
----------------------------------------------------------             -----------------         ---------------
               TOTAL CURRENT LIABILITIES                                            15.0                   142.0

Liabilities Subject to Compromise                                                  172.7                   126.9
Postretirement and Other Employee Benefits                                          39.2                    44.5
Other Liabilities                                                                    0.5                     3.9
COMMON STOCKHOLDERS' EQUITY
      Common stock                                                                   0.1                     0.1
      Capital in excess of par value                                               130.5                   130.5
      Common stock warrants                                                          7.0                     7.0
      Accumulated deficit                                                         (265.7)                 (110.2)
      Foreign currency translation adjustment                                       (1.7)                   (1.6)
----------------------------------------------------------             -----------------         ---------------
            TOTAL COMMON STOCKHOLDERS' EQUITY                                     (129.8)                   25.8
----------------------------------------------------------             -----------------         ---------------
              TOTAL LIABILITIES AND EQUITY                             $            97.6         $         343.1
==========================================================             =================         ===============



THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(Dollars in Millions)


                                                                          4 Weeks Ended             24.8 Weeks Ended
                                                                         August 28, 1999            August 28, 1999
----------------------------------------------------------             ------------------         ------------------
NET SALES                                                              $                -         $            227.0
----------------------------------------------------------             ------------------         ------------------
Cost of goods sold, occupancy,
 and buying expenses                                                                  0.2                      169.8
Store operating and administrative expenses                                           3.9                       84.3
Depreciation and amortization                                                         0.6                       11.1
Interest (income )/expense, net                                                      (0.0)                       0.4
Loss on Disposition of Assets
                                                                                     40.1                      113.7
Other                                                                                 0.2                        3.0
----------------------------------------------------------             ------------------         ------------------
TOTAL EXPENSES                                                                       45.0                      382.2
----------------------------------------------------------             ------------------         ------------------
LOSS BEFORE INCOME TAXES                                                            (45.0)                    (155.2)
Income tax provision                                                                  0.3                        0.3
----------------------------------------------------------             ------------------         ------------------
NET INCOME (LOSS)                                                      $            (45.3)        $           (155.5)
----------------------------------------------------------             ------------------         ------------------




THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

EDISON BROTHERS STORES, INC.
DEBTOR-IN-POSSESSION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
(Dollars in Millions)



                                                                         4 Weeks Ended             24.8 Weeks Ended
                                                                         August 28, 1999           August 28, 1999
--------------------------------------------------------------         ------------------         ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net Loss                                                             $            (45.3)    $               (155.5)
      Adjustments to reconcile net loss to net cash
         provided by (used in) operating activities:
             Depreciation and amortization                                            0.6                       11.1
             Loss on disposal of property and equipment                              15.4                       88.4
             Restructuring and reorganization expenses,
             Working capital changes                                                 (0.2)                     123.6
             Other                                                                   (1.2)                       0.9
      Activity in connection with the Chapter 11 proceedings,
         noncash portion                                                             24.6                       23.4
--------------------------------------------------------------         ------------------     ----------------------
  Total Operating Activities                                                         (6.1)                      91.9
--------------------------------------------------------------         ------------------     ----------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Disposal of assets held for sale                                                   ----                        5.6
  Other                                                                               0.1                        0.3
--------------------------------------------------------------         ------------------     ----------------------
  Total Investing Activities                                                          0.1                        5.9
--------------------------------------------------------------         ------------------     ----------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Payments on capital lease obligation                                               (0.3)                      (0.3)
  Decrease in short-term borrowings                                                  ----                      (51.1)
--------------------------------------------------------------         ------------------     ----------------------
  Total Financing Activities                                                         (0.3)                     (51.4)
--------------------------------------------------------------         ------------------     ----------------------
Effect of exchange rate changes on cash                                              (0.1)                      (0.1)
--------------------------------------------------------------         ------------------     ----------------------
CASH PROVIDED (USED)                                                                 (6.4)                      46.3
Beginning cash and cash equivalents                                                  65.7                       13.0
--------------------------------------------------------------         ------------------     ----------------------
ENDING CASH AND CASH EQUIVALENTS                                       $             59.3     $                 59.3
--------------------------------------------------------------         ------------------     ----------------------



THESE STATEMENTS REFLECT BOTH DEBTOR AND NON-DEBTOR ENTITIES. INCLUSION OF
THE NON-DEBTOR ENTITIES DOES NOT MATERIALLY AFFECT THESE FINANCIAL STATEMENTS.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

CASE # 99-529(MFW)
CASH ACTIVITY ANALYSIS (CASH BASIS ONLY)
STATEMENT FOR THE PERIOD:
   FROM:       08/01/99
   THROUGH:    08/28/99

BANK TRANSACTIONS...


-------------------------------------------------------------------------------------------------------------------------------
                                     FIRST UNION         MERCANTILE                            FEDERATED           BANK OF
                                    NATIONAL BANK       NATIONAL BANK     MERRILL LYNCH        INVESTORS         NOVA SCOTIA
                                         (A)             OF ST.LOUIS           (C)                (D)                (E)
                                                             (B)
-------------------------------------------------------------------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE          $48,417.86          $93,089.48             $0.00     $31,727,402.18       $110,351.77
-------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FOR PERIOD (1)             11,019,118.88          (19,490.57)             0.00      (3,490,000.00)           194.05
-------------------------------------------------------------------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD          (11,036,522.99)          (3,480.20)             0.00                           (82,025.62)
-------------------------------------------------------------------------------------------------------------------------------
ENDING BANK LEDGER BALANCE             $31,013.75          $70,118.71             $0.00     $28,237,402.18        $28,520.20
-------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------
                                                         CONGRESS FINANCIAL            NET
                                         TOTAL            REVOLVING CREDIT           POSITION
                                                               LINE (F)

--------------------------------------------------------------------------------------------------------
BEGINNING BANK LEDGER BALANCE        $31,979,261.29          $15,644,070.30      $47,623,331.59
--------------------------------------------------------------------------------------------------------
RECEIPTS FOR PERIOD (1)               $7,509,822.36             (644,197.03)      $6,865,625.33
--------------------------------------------------------------------------------------------------------
CASH CLEARINGS FOR PERIOD           ($11,122,028.81)          (1,428,090.96)    ($12,550,119.77)
--------------------------------------------------------------------------------------------------------
ENDING BANK LEDGER BALANCE           $28,367,054.84          $13,571,782.31      $41,938,837.15
--------------------------------------------------------------------------------------------------------

(1) Includes transfers between accounts which net to zero.


             BALANCES PER GENERAL LEDGER...
             ---------------------------------------------------------------------------------------------------------------
             Non-store depository accounts                                                         $57,850,156.11
             ---------------------------------------------------------------------------------------------------------------
             Store depository accounts, cash in transit, and petty cash in stores                      930,076.26
             ---------------------------------------------------------------------------------------------------------------
             Credit card receivables                                                                   501,634.99
             ---------------------------------------------------------------------------------------------------------------
             Total                                                                                 $59,281,867.36
             ---------------------------------------------------------------------------------------------------------------


                                                                     (d)  Prime Value Obligations Fund #853
(a)  201 South College Street, Charlotte, NC 28288                        PO Box 8602, Boston, MA 02266-8602
       Account Number 2014201943442                                       Account Numbers 4486001, 4500673, and 4375733

(b)  8th and Locust Street, St. Louis, MO 63166                      (e)  44 King Street West, Toronto, Ontario M5H 1H1
       Account Number 1001014677                                          Account Number 80002 2237-19

(c)  800 Market Street, 24th Floor, St. Louis, MO 63166              (f)  1133 Avenue of the Americas, New York, NY 10036
       Account Number 70M-07J96                                           Loan Numbers 4639, 4659, 4661 and 4683

                       EDISON BROTHERS STORES, INC. ET AL.
                         CASE NO. 99-529 THROUGH 99-536
                          SUMMARY OF CASH DISBURSMENTS
                      FOR THE MONTH ENDING AUGUST 28, 1999

        ------------------------ FIRST UNION ---------------------------


                               Accounts Payable Payments via:      Foreign Mercandise      All Other Wires       Cashier's Checks
                                   Checks              ACHs              Wires             and ACH Payments       From MERCANTILE
                                   ------              ----              -----             ----------------       ---------------

RENT                           1,289,483.52
FREIGHT                           45,951.75       98,070.39                                    129,644.22
MERCHANDISE                      422,840.58       58,577.45                3,717.20
UTILITIES & SERVICES             275,444.92
BANKURPTCY RELATED
PAYROLL                        1,125,505.37                                                    449,631.22
PAYROLL TAXES                     30,712.67                                                    474,633.91
GENERAL TAXES                     64,190.58                                                    208,550.59              3,480.20
CUSTOMS BROKERS                                                                                251,794.86
OTHER                            921,898.50      291,011.05                                  2,064,889.32

TOTAL DISBURSMENTS             4,176,027.89      447,658.89                3,717.20          3,579,144.12              3,480.20




                                NOVA SCOTIA         CONGRESS            TOTAL
                                -----------         --------            -----

RENT                                                             1,289,483.52
FREIGHT                                                            273,666.36
MERCHANDISE                                     1,345,569.57     1,830,704.80
UTILITIES & SERVICE                                                275,444.92
BANKURPTCY RELATED                                                       0.00
PAYROLL                                                          1,575,136.59
PAYROLL TAXES                                                      505,346.58
GENERAL TAXES                                                      276,221.37
CUSTOMS BROKERS                                                    251,794.86
OTHER                             82,025.62        82,521.39     3,442,345.88

TOTAL DISBURSMENTS                82,025.62     1,428,090.96     9,720,144.88



                               Accounts Payable Payments via:      Foreign Mercandise      All Other Wires       Cashier's Checks
                                   Checks              ACHs              Wires             and ACH Payments       From MERCANTILE
                                   ------              ----              -----             ----------------       ---------------
RECONCILIATION BACK TO
STATEMENT OF CASH
RECEIPTS & DISBURSMENTS:
Delete Total from above        (4,176,027.89)
Add back in Payroll Clearings   1,125,505.37
Add back all other check        5,880,497.41
clearing


Total Disbursments              7,006,002.78     447,658.89                3,717.20          3,579,144.12              3,480.20
                                                                 Total First Union =        11,036,522.99
Total Disbursments Per
Summary                                                                                     11,036,522.99              3,480.20
Difference                                                                                           0.00                  0.00



                               NOVA SCOTIA         CONGRESS              TOTAL
                               -----------         --------              -----

RECONCILIATION BACK TO
STATEMENT OF CASH
RECEIPTS & DISBURSMENTS:
Delete Total from above                                          (4,176,027.89)
Add back in Payroll Clearings                                     1,125,505.37
Add back all other check                                          5,880,497.41
clearing


Total Disbursments                82,025.62     1,428,090.96     12,550,119.77

Total Disbursments Per
Summary                           82,025.62     1,428,090.96     12,550,119.77
Difference                             0.00             0.00              0.00

                      OFFICE OF THE U.S. TRUSTEE - REGION 3

                           STATEMENET OF AGED PAYABLES

                             FOR THE MONTH ENDING: August 28, 1999


DEBTOR NAME:      Edison Brothers Stores, Inc. et al.

CASE NUMBER:      99-529 (MFW) through 99-536 (MFW)

---------------------------------------------------------------------------------------------------------------------------------

ACCOUNT                                             TOTAL               CURRENT            PAST DUE       PAST DUE        PAST DUE
NAME                             DESCRIPTION        DUE                 (0-30 DAYS)        (31-60)        (61-90)        (91 & OVER)

----------------------------------------------------------------------------------------------------------------------------------

 A/P DOMESTIC MERCHANDISE        Mdse. Inventory    $    0.1
                                                                               0.1
 A/P FOREIGN MERCHANDISE         Mdse. Inventory
                                                         -                     -
 A/P EXPENSE                     Misc Expenses
                                                         1.5                   1.5






 TOTALS                                             $    1.6                   1.6              -                   -              -


 NOTE: PLEASE INCLUDE ONLY POST-PETITION DEBTS AND EXPLAIN WHY ACCOUNTS OVER 30 DAYS PAST DUE HAVE NOT BEEN PAID.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


ACCOUNTS PAYABLE RECONCILIATION:

1.    OPENING BALANCE (TOTAL FROM PRIOR REPORT)                                 $        -
                                                                                -------------
2.    NEW ACCOUNTS THIS MONTH                                                            1.6
                                                                                -------------
3.    BALANCE (ADD LINES 1 AND 2)                                                        1.6
                                                                                -------------
4.    AMOUNT COLLECTED ON PRIOR ACCOUNTS                                                 -
                                                                                -------------
5.    CLOSING BALANCE (SUBTRACT LINE 4 FROM LINE 3)                             $        1.6
                                                                                -------------

DEBTOR NAME: EDISON BROTHERS STORES, INC.                    Date:      09/28/99
CASE NO.: 99-073 (MFW)



==================================================================================================================================
                                            7/31/99                                                     8/28/99
                                            ENDING              ACCRUED/            PAYMENTS/           ENDING
                                            BALANCE             WITHHELD            DEPOSITS            BALANCE
                                       ===========================================================================================
PAYROLL TAXES WITHHELD:

FEDERAL/FICA                                      0             414,379              414,379                 0
STATE                                             0              48,044               48,044                 0
LOCAL/OCCUP W/H                                   0               7,258                7,258                 0


UNEMPLOYMENT TAX:

FEDERAL                                           0               1,247                1,247                 0
STATE                                             0               3,706                3,706                 0

SDI                                          (5,963)              5,963                    0                 0

SALES & LOCAL USE TAXES: *                  882,372              29,762              255,969           656,165

PROPERTY TAXES:                                   0                   0                    0                 0

REAL ESTATE TAXES: **                             0                   0                    0                 0




* Includes pre-petition amounts. Pursuant to bankruptcy court order dated March 9, 1999, the Debtor has been authorized to remit these amounts.
**Corporate properties only.